Exhibit 99.1

OneSpaWorld Senior Leadership Voluntarily Surrenders 3.4 million Incentive Options

Company Will Restore Canceled Options to the 2019 Equity Incentive Plan

NASSAU, Bahamas—( BUSINESS WIRE )— OneSpaWorld Holdings Limited (NASDAQ: OSW) (“OneSpaWorld,” or the “Company”), the pre-eminent global provider of health and wellness services and products on board cruise ships and in destination resorts around the world, announced today that Leonard Fluxman, Executive Chairman and Chief Executive Officer, and Stephen Lazarus, Chief Financial Officer and Chief Operating Officer, have voluntarily surrendered incentive compensation options to purchase 3.4 million of the Company’s common shares. The common shares underlying these surrendered options will be available for future grant to Company personnel under the OneSpaWorld 2019 Equity Incentive Plan, which had been depleted.

Leonard Fluxman, Executive Chairman and Chief Executive Officer, commented: “We believe the initial reopening of travel and tourism and improving consumer sentiment have us very well positioned to capitalize on the many advantages of our operating platform and drive increasing business momentum in the near and long term. The decision to return options granted to senior leadership to the 2019 Equity Incentive Plan pool advances our stakeholder goals by making them available as part of our long term equity incentive program for our employee base. This action will allow us to motivate, retain and attract strong talent without creating dilution to shareholders through the issuance of new grants.”

About OneSpaWorld

Headquartered in Nassau, Bahamas, OneSpaWorld is one of the largest health and wellness services companies in the world. OneSpaWorld’s distinguished health and wellness centers offer guests a comprehensive suite of premium health, wellness, fitness and beauty services, treatments, and products currently onboard 163 cruise ships and at 53 destination resorts around the world. OneSpaWorld holds the leading market position within the historically fast-growing international leisure market and has been built upon its exceptional service standards, expansive global recruitment, training and logistics platforms, and a history of service and product innovation that has enhanced its guests’ personal care experiences while vacationing for 65 years.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on our business, operations, results of operations and financial condition, including liquidity for the foreseeable future; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the SEC. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Follow OneSpaWorld:

Instagram: @onespaworld

Twitter: @onespaworld

LinkedIn: OneSpaWorld

Facebook: @onespaworld

Contacts

ICR:

Investors:

Allison Malkin, 203-682-8225

allison.malkin@icrinc.com

Source: OneSpaWorld Holdings Limited